Exhibit 99.1

 Corporate Presentation  April 2025  Developing Anti-Fibrotic Therapeutics for Chronic Organ Diseases

 Forward Looking Statements  This presentation contains “forward-looking statements” within the meaning of the federal securities laws regarding the current plans, expectations and strategies of Gyre Therapeutics, Inc. and its subsidiaries (“Gyre”), which statements are subject to substantial risks and uncertainties and are based on management’s estimates and assumptions. All statements, other than statements of historical facts included in this presentation, are forward-looking statements, including statements concerning: Gyre’s plans, objectives, goals, strategies, future events, or intentions relating to Gyre’s products and markets; the safety, efficacy and clinical benefits of Gyre’s product candidates; the anticipated timing and design of any planned or ongoing preclinical studies and clinical trials; Gyre’s research and development efforts; timing of expected clinical readouts, including timing of topline data from Gyre Pharmaceuticals’ Phase 3 clinical trial evaluating F351 for the treatment of CHB-associated liver fibrosis in the PRC, initiation of Gyre’s Phase 2 trial in the U.S. for F351 for the treatment of MASH-associated liver fibrosis, timing of completion of Gyre’s Phase 2 clinical trial in the PRC of F573 for ALF/ACLF, initiation of Phase 1 trial of F230 for the treatment of PAH and IND submission of F528 in COPD, the expectations regarding commercial launch of nintedanib and avatrombopag maleate tablets, management’s plans and objectives for future operations and future results of anticipated product development efforts; potential addressable market size; and Gyre’s liquidity and capital resources and business trends. In some cases, you can identify forward-looking statements by terms such as “believe,” “can,” “could,” “design,” “estimate,” “expect,” “forecast,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “objective,” “should,” “strategy,” “will,” “would,” or the negative of these terms, and similar expressions intended to identify forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors that could cause Gyre’s actual results to differ materially from the forward-looking statements expressed or implied in this presentation, such as the uncertainties inherent in the clinical drug development process, the regulatory approval process, the timing of any regulatory filings, the potential for substantial delays, the risk that earlier study results may not be predictive of future study results, manufacturing risks, and competition from other therapies or products, as well as those described in “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition” in Gyre’s Annual Report on Form 10-K for the year ended December 31, 2024 filed on March 17, 2025 with the Securities and Exchange Commission (the “SEC”) and elsewhere in such filing and in Gyre’s other periodic reports and subsequent disclosure documents filed with the SEC.  Gyre cannot assure you that it will realize the results, benefits or developments that it expects or anticipates or, even if substantially realized, that they will result in the expected consequences or affect Gyre or its business in the ways expected. Forward-looking statements are not historical facts, and reflect management’s current views with respect to future events. Given the significant uncertainties, you should evaluate all forward-looking statements made in this presentation in the context of these risks and uncertainties and not place undue reliance on these forward-looking statements as predictions of future events. All forward-looking statements in this presentation apply only as of the date made and are expressly qualified in their entirety by the cautionary statements included in this presentation. Gyre has no intention to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances, except as required by law. Gyre obtained the data used throughout this presentation from its own internal estimates and research, as well as from research, surveys and studies conducted by third parties. Internal estimates are derived from publicly available information and Gyre’s own internal research and experience, and are based on assumptions made by management based on such data and its knowledge, which it believes to be reasonable. In addition, while Gyre believes the data included in this presentation is reliable and based on reasonable assumptions, Gyre has not independently verified any third-party information, and all such data involve risks and uncertainties and are subject to change based on various factors.  This presentation concerns a discussion of investigational drugs that are under preclinical and/or clinical investigation and which have not yet been approved for marketing by the U.S. Food and Drug Administration. They are currently limited by Federal law to investigational use, and no representations are made as to their safety or effectiveness for the purposes for which they are being investigated.  2

Gyre Therapeutics (Nasdaq: GYRE): At a glance

1ST
to receive IPF[1] treatment approval (pirfenidone) in China (2011);
Pioneering fibrosis treatment with a track record of success

#1
IPF market share in China for 10 consecutive years[2]
(~50% market share, 90% + share in pirfenidone in 2024)

~ 600
dedicated global employees;
~ 400 commercial team across China and the U.S.
~ 70 focused on R&D

150,000 +
IPF patients treated with pirfenidone

3,000+
hospitals and pharmacies covered in China across
870+cities

EBITDA positive
since 2017[3], while revenue grew at **~32% compounded annual growth rate (CAGR)**[3] during the same period
2024 Revenue: $105.8M

2
state-of-the-art, GMP compliant manufacturing facilities built for growth in China, currently running at 40% and 18% capacity

1. IPF = Idiopathic Pulmonary Fibrosis.
2. Per IQVIA.
3. Financial data inclusive of pro forma data prior to GNI Group and Catalyst Biosciences business combination for comparison purposes only.

Gyre THERAPEUTICS 3

 4  Investment Thesis: Pioneering anti-fibrotic solutions for unmet global health needs  Strong Pipeline  Our lead asset, F351 (Hydronidone), has the potential to become a first-in-class therapy for CHB-related liver fibrosis, addressing a significant unmet medical need in China.  Robust pipeline spanning various clinical stages focused on treating organ diseases.  Efficient R&D Strategy  China-first validation strategy leveraging faster patient enrollment and cost efficiency, followed by expansion into the U.S. helps mitigate clinical and regulatory risks.   F351 is expected to initiate a Phase 2 trial in the U.S. for the treatment of MASH-associated liver fibrosis  Proven Commercial Execution  Maintaining market leadership since the commercialization of first-in-class pirfenidone in 2014, with extensive and effective nationwide commercial coverage in China across more than 3,000 hospitals and pharmacies.  Fully Integrated Platform  Comprehensive in-house capabilities covering discovery, clinical development, regulatory affairs, manufacturing, and commercialization.   Two GMP-compliant manufacturing facilities are strategically located to support robust expansion.

Innovative fibrosis focused development pipeline with sentinel indications in liver and lung

CANDIDATE	INDICATION	PRE-CLINICAL	PHASE 1	PHASE 2	PHASE 3	MARKETED	RIGHTS	TRIAL
F351 (*Hydronidone*)	MASH-associated Liver Fibrosis	Q2 2025: Ph2 IND Filing					Global	
	Chronic Hepatitis B (CHB) Liver Fibrosis		Q2 2025: Phase 3 Top-line Results					First
F573	Acute Liver Failure / Acute-on-Chronic Liver Failure							
F230	Pulmonary Arterial Hypertension (PAH)							
F528	Chronic Obstructive Pulmonary Disease (COPD)							
ETUARY (*pirfenidone*)	Idiopathic Pulmonary Fibrosis (IPF)						China	First
	Radiation-induced lung injury (RILI) with or without immune-related pneumonitis (CIP)	4Q 2025: Start Phase 2/3 Trial		(Adaptive Approach)				
	Pneumoconiosis (PD)		4Q 2025: Complete enrollment					
	Diabetic Kidney Disease (DKD)							

Gyre THERAPEUTICS

5

Our lead asset, Hydronidone, targets CHB fibrosis -- a high-need and untapped market in China


Total HBV Infected Population in China
60 - 70 Million
Chronic Hepatitis B (CHB) Diagnosed Population
14.7 Million
Progressed to Significant Fibrosis Population
5.5 Million
Diagnosed Compensated F-2-F4
2.6 Million
Initial Target

- The market for CHB-associated liver fibrosis is significantly unmet.
- Current standard of treatment, e.g. entecavir, tenofovir, focuses on only reducing liver inflamation.
- Patients with F2 - F4 fibrosis are at a high risk of progression to cirrhosis and HCC, major causes of liver-related mortality.

Hydronidone, a structural analog of pirfenidone, reverses fibrosis by modulating TGF-β / p38γ / Smad7 signaling pathway — a key driver of fibrosis progression. It received **Breakthrough Therapy designation** from PRC's NMPA in 2021, enabling expedited review.

Gyre THERAPEUTICS

Note: The Fourth National Serological Survey on HBV in China (2020) provided baseline HBV prevalence data. The 60-70M total HBV cases and F2-F4 fibrosis estimates are derived using internal modeling based on this survey's fibrosis prevalence rates and awareness levels.

6

Hydronidone demonstrates significant fibrosis regression with improved safety profile in previous Phase 2 trial


Fibrosis Improvement ≥1 Stage at Week 52[1]
60%
50%
40%
30%
20%
10%
0%
25.6%
40.5%
54.8%
43.9%
46.4%
Placebo
N = 43
180mg
Hydronidone
N = 42
p = 0.12
270mg
Hydronidone
N = 42
p = 0.006
360mg
Hydronidone
N = 41
p = 0.08
Combined
Hydronidone
Groups
N = 125
p = 0.14

Trial Overview[2]

Description	Multicenter, double-blinded, placebo-controlled, Phase 2 trial evaluating Hydronidone in CHB-associated liver fibrosis
Patient Population	168 patients with biopsy-confirmed fibrosis (F2-F4)
Treatment Groups	180mg, 270mg, 360mg Hydronidone + Entecavir vs. placebo
Testing Method	Liver biopsy (histological fibrosis stage)
Primary Endpoint	≥1 stage fibrosis improvement (Ishak score) at week 52

A total of 7 patients (4.2%) experienced SAEs, comparable to placebo (4.6%). Most SAEs were mild/ moderate and resolved after stopping treatment.

Gyre THERAPEUTICS

1. The reported % of fibrosis improvement is based on the Intent-to-Treat (ITT) population. 2. Hydronidone for the Treatment of Liver Fibrosis Related to Chronic Hepatitis B: A Phase 2 Randomized Controlled Trial, Clinical Gastroenterology and Hepatology (2022).

7

Expanding Hydronidone's potential: From CHB fibrosis in China to MASH in the U.S.



CHB vs. MASH Liver Fibrosis Population in the U.S. (000s)
CHB
CHB diagnozed population: ~ 90K1
MASH
Compensated F2-F4 MASH diagnosed population: ~650K1
0
100
200
300
400
500
600
700

Market Opportunity

The U.S. MASH fibrosis market is **7.2x larger** than CHB fibrosis.

Clinical Rationale

Hydronidone modulates TGF-β / p38γ / Smad7 signaling pathway — directly targeting fibrosis progression and **offering a differentiated approach from metabolic agents**.

Regulatory Pathway

Hydronidone's CHB data **helps to reduce risks in MASH development** and potentially supports accelerated regulatory review and fast track.

Competitive Differentiation

Hydronidone's unique anti-fibrotic approach positions it as a **complementary therapy** — not a competitor — to metabolic agents like THR-β, GLP-1s, and FGF21.

1. Based on analysis of third-party epidemiological research, published academic studies, and internal modeling.

Gyre THERAPEUTICS
8

 9  CHB and MASH share common fibrotic signaling pathway  CHB- Associated Liver Fibrosis  MASH- Associated Liver Fibrosis  Etiology  Viral (HBV)  Metabolic (Obesity, T2 diabetes)  Fibrosis Driver  Target Cell Type  F351 Mechanism  TGF-β / p38γ / Smad7  Hepatic Stellate Cells  Anti-fibrotic via TGF-β, p38γ & Smad7  Rationale for MASH expansion: Hydronidone targets the same core fibrotic biology - TGF-β, p38γ, and Smad7 - underlying both CHB and MASH, providing a mechanistically de-risked path into MASH.

Hydronidone is purpose-built on pirfenidone's foundation - with enhanced potency and safety

Pirfenidone → [Structural Analog + OH] → Hydronidone

↓ ↓

Modest Liver Activity → Enhanced Smad7 Upregulation + Phase II Metabolism [1]

↑ Hepatotoxicity → ↓ Hepatotoxicity + ↑ Anti-fibrotic Potency

Attribute	Pirfenidone	Hydronidone	Benefit
Structure	Parent compound	Analog with –OH group	↑ Smad7
MoA	TGF-β	TGF-β + p38γ + Smad7	↑ Potency
Metabolism	Phase I (oxidation)	Phase II (conjugation)	↓ Toxicity
Hepatic Safety	Known liver risk	Improved in Ph2 study	↑ Tolerability
MASH Evidence	Some benefit (PROMETEO, model)[2]	Stronger effect in a validated preclinical model	↑ Rationale

- Hydronidone enhances pirfenidone's anti-fibrotic effect by also inhibiting p38γ and upregulating Smad7, improving hepatic safety and supporting its expansion into metabolic liver diseases like MASH.

Gyre THERAPEUTICS

1. Phase II metabolism is associated with improved hepatic safety due to faster detoxification.. 2. González-Huezo M, et al. Real-life proof-of-concept trial of prolonged-release pirfenidone in advanced liver fibrosis (PROMETEO study). Hepatol Int. 2021;15(2):377–388.

10

Hydronidone reduces fibrosis in a validated MASH mouse model



Vehicle



Hydronidone-15mpk



Hydronidone-50mpk

Endpoint	Vehicle	F351 (15 mpk)	F351 (50 mpk)
Fibrosis	Severe	↓	↓↓↓
Ballooning	Present	↓	↓↓
NASH Score	High	↓	↓↓

- Hydronidone reduced fibrosis and ballooning in a dose-dependent manner.
- Validates anti-fibrotic activity in a metabolic disease setting, supporting MASH expansion.

Gyre THERAPEUTICS

Note: 100mpk not shown due to plateaued efficacy or potential toxicity. Validated in CCl_4 + HFD-induced NASH model. Will provide scientific package upon request.

11

Hydronidone targets fibrosis specifically for advanced MASH



FIBROSIS STAGING
F1
F2
F3
F4
Risk Staging based on:
Fibrosis Progression
Liver Events
CV Events
LOW
MEDIUM
HIGH
VERY HIGH
Primary Treatment Objectives:
Improve glycemic control
Improve dyslipidemia
Reduce weight
Resolve steatohepatitis
Prevent fibrosis progression
Prevent progression to cirrhosis
Prevent decompensation
Primary Therapeutic Options
Metabolic drugs / obesity drugs
Metabolic + anti-fibrotic drugs
Potent anti-fibrotic + metabolic
Potent anti-fibrotic therapies
Hydronidone Primary Target 1

Gyre THERAPEUTICS

1. We estimate ~650K compensated F2–F4 MASH patients in the U.S., based on market data and internal modeling. F351 is expected to target the full group, with a **core focus of ~450K patients**, excluding low-risk F2s and prioritizing the top 15–20% of F2s with progressive fibrosis.

12

Positioning Hydronidone in the evolving MASH treatment landscape

	ORAL			INJECTABLE					
	Gyre Therapeutics	Madrigal Pharmaceuticals	Viking Therapeutics	akero		89bio	Lilly	novo nordisk	Boehringer Ingelheim
	Hydronidone	Rezdiffra	VK2809	EFX		Pegozafermin	Tirzepatide	Semaglutide	Survodutide
Indication	CHB	MASH	MASH	MASH		MASH	MASH	MASH	MASH
Study Phase	Phase 2	Approved	Phase 2b	Phase 2b		Phase 2b	Phase 2b	Phase 2	Phase 2
MOA	TGF-β	THR-β	THR-β	FGF21		FGF21	GIP/GLP-1	GLP-1	GLP-1/glucagon
Population	ITT	ITT	ITT	ITT	ITT	ITT	ITT	Modified ITT	ITT
N (Active/ Placebo)	42/43	~319/~309	44/41	43/43	63/61	81/45	219/219	80/80	77/77
Total ITT	168	966	181	126	181	192	659	320	295
Focus	F2 - F4	F2 - F3	F2 - F3	F2 - F3	F4	F2 - F3	F2 - F3	F2 - F3	F2 - F3
Duration	52 wks	52 wks	52 wks	96 wks		24 wks	52 wks	72 weeks	46 weeks
Fibrosis Improvement	54.8%	~26%	56.8%	49%	29%	27%	59.1%	43%	36%
Placebo	25.6%	~10%	34.1%	19%	12%	7%	32.8%	33%	22%
Placebo-Adjusted	+29.2%	+16%	+22.7%	+30%	+17%	+20%	+26.3%	+10%	+14%
Combination Potential	–	✓	✓	✓	✓	✓	✓	✓	✓

Note: This illustrative comparison includes data from distinct disease settings (CHB and MASH). While fibrosis is a shared endpoint, differences in etiology, pathophysiology, and trial design limit direct comparability. Cross-indication interpretation is hypothetical and does not imply therapeutic equivalence.

- **Rezdiffra (Madrigal) sets the benchmark** as the first FDA-approved therapy for MASH.
- **Hydronidone offers a fibrosis-first approach,** acting directly on fibrotic tissue.
- **Hydronidone is designed to be complementary,** not competitive — potentially used as an add-on alongside metabolic agents.
- **Our regulatory aim** is to establish a new standard for direct fibrosis reversal in MASH patients.

Gyre THERAPEUTICS

13

Strategic moves to strengthen our pirfenidone franchise and prepare for potential future hydronidone launch

ETUARY® (pirfenidone)[1]



吡非尼酮胶囊



$105.8m
32% CAGR[1]
$15.3m
2017
2024

Nintedanib - Acquired in 2024



乙磺酸尼达尼布软胶囊
Nintedanib Esilate Soft Capsules
150 mg

Avatrombopag – Acquired in 2024



马来酸阿伐曲泊帕片
Avatrombopag Maleate Tablets
20mg

2025 Sales Forecast: $118m-$128m

Expanding Our IPF Market:

- Gyre's ETUARY has dominated China's IPF market. Through the strategic acquisition of a generic Nintedanib, we further strengthen our leadership by offering physicians a full spectrum of IPF treatments.

Securing a Foothold in Liver Disease

- We acquired rights to a generic Avatrombopag as a strategic entry point into the liver physician network—paving the way for the future launch of Hydronidone.

1. ETUARY was approved in 2011 before the Reference Listed Drug (RLD) requirement. Without RLD, generic competitors can not conduct the required bioequivalence (BE) studies. This creates a market exclusivity beyond patent protection.
2. Financial data inclusive of proforma data prior to GNI Group and Catalyst Science merger for comparison purposes only.

Gyre THERAPEUTICS

Note: 2017 sales number is audited (China) and 2024 is audited (U.S. GAAP). See Note 2 above for further clarification.

14

 15  Transitioning into a fully integrated global biopharma company  Beijing Office  Shanghai Office  Shunyi Manufacturing Facility  CangZhou Manufacturing Facility  Dual Global Headquarters  San Diego, CA   Beijing, China   Integrated Manufacturing Infrastructure  Shunyi Facility (Beijing): State-of-the-art R&D and manufacturing center - adding annual capacity of 700 million capsules.  Cangzhou Facility: Robust API production center with 50 tons annual capacity.  Rigorous Quality Systems  Integrated Quality Management System to ensure consistent product identity, safety, and efficacy.  San Diego Headquarters

 Expected milestones for Hydronidone  16  1H 2025  2H 2025  1H 2026  Gyre plans to advance additional pipeline compounds including pirfenidone, F573, F528, and F230in a variety of fibrotic and inflammatory diseases  Submission of New Drug Approval   2Q 2025  NMPA Approval   2026  Initiate Phase 2 in MASH-Associated liver Fibrosis  FDA Meeting  Q2/3 2025  2H 2026

 Market leader in IPF with ETUARY® in China.  China-first, U.S.-second development strategy.  De-risked approach with efficient resource allocation.  Integrated platform: R&D, regulatory, manufacturing, commercial.  17  Gyre: Building on proven success with a measured, de-risked approach to drive sustainable growth  Scientific Innovation  Demonstrated fibrosis reversal in CHB Phase 2 trial, Phase 3 read-out expected in 2Q25.  Breakthrough Therapy designation in China.  Distinct anti-fibrotic MoA; complementary to metabolic agents.  U.S. Phase 2 in MASH expected in 2025.  Proven Execution  Strategic Growth  Hydronidone currently planned for dual-market success (CHB + MASH).  Positioned to become a category leader in fibrosis care.  Significant unmet global markets with multi-billion potential.  Backed by long-term parent GNI Group .

 18  APPENDIX: F351 - Mechanism of Action

Comparison of Hydronidone and Pirfenidone metabolism

Liver Injury → TGF-β ↑ triggers multiple fibrosis pathways:
1. → p38γ → HSC Activation → α-SMA ↑ → ECM Accumulation → Fibrosis
2. → Smad2/3 (phosphorylation) → Fibrosis
3. ⊣ Smad7 (inhibitory) → Upregulation of TGF-beta signaling → Activation of both p38gamma and SMAD2/3 cascades



F351
Smad2/3
CTGF
P38, GCK
Hepatic cell
TGF-βR
CTGF
Autocrine
F351
Autocrine
TGF-β
Paracrine
α-Sma
Collagen 1
Activation
Hepatic
stellate cell
Myofibroblasts
Liver fibrosis
F351

- As a key profibrotic cytokine, TGF-β drives hepatic stellate cell (HSC) activation, promotes extracellular matrix (ECM) deposition, and triggers fibrogenesis.
- The p38γ isoform plays a pivotal role in TGF-β-stimulated collagen production. F351 attenuates fibrosis, at least in part, by targeting the p38 MAPK transduction pathway.
- During hepatic injury, TGF-β upregulation triggers hepatic stellate cell (HSC) activation and differentiation into myofibroblasts. This phenotypic transformation is characterized by cytoskeletal remodeling, including α-smooth muscle actin (α-SMA) expression, which serves as a specific marker for myofibroblasts and the onset of fibrogenesis.
- Extensive preclinical and clinical studies indicate that activated myofibroblasts with elevated α-smooth muscle actin (α-SMA) expression serve as the dominant producers of fibrillar collagen and key ECM proteins, thereby driving hepatic fibrogenesis.

Gyre THERAPEUTICS
19

TGF-β plays important role in liver fibrosis by activating HSCs


TGF-β1
TGF-βRII
TGF-βRI
P
Smad7
R-Smad
Co-Smad
I-Smad
Smad3
Smad2
Smad4
Smad3
Smad2
Smad4
Cytoplasm
Nucleus
Smad3
Smad2
Smad4

- Smad7 is a negative regulator of TGF-β signaling.
- Smad7 knockdown can promote HSC activation and liver fibrosis.
- Smad7 overexpression can prevent liver fibrosis.
- **Hydronidone is believed to effectively target this pathway.**

Inhibiting HSC activation is believed to be one of the most effective therapeutic strategies to fight liver fibrosis

Gyre THERAPEUTICS

1. Xu, Xianjun et al. "Hydronidone ameliorates liver fibrosis by inhibiting activation of hepatic stellate cells via Smad7-mediated degradation of TGFβRI." *Liver international : official journal of the International Association for the Study of the Liver* vol. 43,11 (2023): 2523-2537. doi:10.1111/liv.15715

20

 Smad7 is a known negative regulator of liver fibrosis, suggesting clinical potential in a recognized cascade   Xu, Xianjun et al. “Hydronidone ameliorates liver fibrosis by inhibiting activation of hepatic stellate cells via Smad7-mediated degradation of TGFβRI.” Liver international : official journal of the International Association for the Study of the Liver vol. 43,11 (2023): 2523-2537. doi:10.1111/liv.15715  21  Animal studies demonstrated hydronidone upregulated the expression of Smad7 and inhibited phosphorylation of Smad2/3

Hydronidone vs. Pirfenidone: Mechanistic and safety advantages

- The introduction of a hydroxyl group shifts its metabolic profile from pirfenidone's dominant Phase I oxidation to preferential Phase II conjugation (M3/M4 metabolites). Phase II metabolism, known as "detoxification metabolism," can prevent the formation of active metabolites and covalent binding to proteins, suggesting a mechanistic basis for hydronidone's improved hepatic safety profile compared with pirfenidone.

Kinase Inhibition Profile



CH2OH
COOH

Phase I metabolism

Pirfenidone



Optimization

Achieve higher P38γ binding affinity

Hydronidone



OH

Phase II metabolism



SO3H
Glu

Compound	K_D (M)	Rmax	Chi^2 (RU^2)
Hydronidone	3.44e-5	11.9	0.0907
Pirfenidone	1.99e-4	12.7	0.174

- In vitro kinase assay shows that both hydronidone and pirfenidone effectively inhibit p38γ activity, with hydronidone exhibiting a higher inhibition potency than pirfenidone.
- These findings indicate that hydronidone exhibits stronger inhibition of the p38γ pathway, potentially contributing to its enhanced antifibrotic activity.

Gyre THERAPEUTICS

22

Hydronidone shaping up to be Pirfenidone 2.0

Feature	Hydronidone	Pirfenidone
Mechanism of Action	Tri-pathway mechanism: inhibits p38γ, upregulates Smad7, and suppresses TGF-β/Smad2/3 signaling	Broadly downregulates TGF-β levels, with less defined pathway specificity
Metabolism	Undergoes Phase II metabolism, known for safer detoxification and fewer reactive byproducts	Primarily metabolized through Phase I oxidation (CYP1A2), which can generate reactive metabolites
Liver Safety	Designed to reduce hepatotoxicity; favorable liver safety profile in trials	Observed increases in liver enzymes in some patients; rare hepatic events documented
Fibrosis Efficacy (in humans)	Shown to reverse fibrosis in 55% of patients with CHB (270 mg group)[1]	Exploratory clinical data in liver fibrosis; not approved for fibrotic liver disease

1. Cai et al. Clin Gastroenterol Hepatol. 2023;21(7):1893–1901. doi:10.1016/j.cgh.2022.05.056

Gyre THERAPEUTICS

23

24  Thank you  Contact:  David Zhang  David.Zhang@Gyretx.com